SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

BANCORP RHODE ISLAND, INC.
(Name of Registrant as Specified in its Charter)

Financial Edge Fund, L.P.
PL Capital, LLC
Goodbody/PL Capital, LLC
Financial Edge-Strategic Fund, L.P.
PL Capital/Focused Fund, L.P.
PL Capital Offshore, Ltd.
Goodbody/PL Capital, L.P.
PL Capital Advisors, LLC
Richard J. Lashley
                              John W. Palmer
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

Filed by PL Capital Group

        Attached is a revised form of voting instructions that PL Capital Group intends to distribute to shareholders of Bancorp Rhode Island, Inc. (“Bancorp Rhode Island”) in connection with PL Capital Group’s proxy solicitation related to Bancorp Rhode Island’s 2007 annual meeting of shareholders. A copy of the revised form of voting instructions follows as part of this filing under Rule 14a-6 of the Securities Exchange Act of 1934, as amended.

Additional Information

        PL Capital Group filed a definitive proxy statement in connection with Bancorp Rhode Island’s 2007 annual meeting of shareholders (the “Annual Meeting”) with the Securities and Exchange Commission (“SEC”) on April 5, 2007. Shareholders are urged to read the definitive proxy statement because it contains important information about PL Capital Group’s solicitation in connection with the Annual Meeting. Shareholders may obtain a free copy of the definitive proxy statement, and any other relevant documents filed by PL Capital Group, from the SEC’s web site at www.sec.gov or PL Capital Group.

Participants in Solicitation

        PL Capital Group consists of the following persons who are participants in PL Capital Group’s solicitation: PL Capital, LLC; Goodbody/PL Capital, LLC; Financial Edge Fund, L.P.; Financial Edge-Strategic Fund, L.P.; PL Capital/Focused Fund, L.P.; PL Capital Offshore, Ltd.; Goodbody/PL Capital, L.P.; PL Capital Advisors, LLC; Richard J. Lashley; and John W. Palmer. Information regarding the participants and their direct or indirect interests in the solicitation are contained in PL Capital Group’s definitive proxy statement.

PLEASE VOTE FOR MESSRS. LASHLEY AND PALMER
ON THE GREEN PROXY CARD

YOUR VOTE IS IMPORTANT!
VOTE BY TELEPHONE OR VIA THE INTERNET!

VOTE BY INTERNET	VOTE BY TELEPHONE

It is fast and convenient, and your vote is immediately confirmed and recorded.	Call TOLL-FREE on a touch-tone telephone using the 800 number shown below.
Follow these four easy steps to vote online:	Follow these four easy steps to vote via telephone:

1. Read the accompanying proxy statement and voting form.	1. Read the accompanying proxy statement and voting form.
2. Go to the Web site www.proxyvote.com.	2. Please call toll-free 1-800-454-8683.
3. Enter your 12-digit Control Number located on the label of your voting form.	3. Enter your 12-digit Control Number located on the label of your voting form.
4. Follow the instructions provided to vote FOR Messrs. Lashley and Palmer.	4. Follow the instructions provided to vote FOR Messrs. Lashley and Palmer.

(CUSP NUMBER)	XXXX-XXXX-XXXX	(SEQUENCE #)
(ACCOUNT NUMBER)	(SHARES)	CLT#(XXX)
NAME
ADDRESS
CITY STATE	ZIP CODE